Guarantees and Contingent Liabilities - Company's Representation and Warranty Reserve (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Representation and Warranty Reserve, Beginning Balance	$ 160	$ 180	$ 72
Net realized losses	(120)	(137)	(93)
Additions to reserve	200	117	201
Representation and Warranty Reserve, Ending Balance	$ 240	$ 160	$ 180